GREAT-WEST
                           VARIABLE ANNUITY ACCOUNT A

                                  Annual Report

                                December 31, 2002

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of Great-West Variable Annuity Account A. Such offering is made only by the prospectus of Great-West Variable Annuity Account A which includes details as to offering price and other information.

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE PARTICIPANTS OF GREAT-WEST VARIABLE ANNUITY ACCOUNT A:

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for domestic real gross domestic product
(GDP) growth in 2002 and 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat / slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at 12-31-02. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Great-West Variable Annuity Account A.

This report and the financial statements contained herein are submitted for the general information of participants of Great-West Variable Annuity Account A. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INDEPENDENT AUDITORS' REPORT

To the Variable Annuity Account Committee and the Participants of Great-West Variable Annuity Account A:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Variable Annuity Account A (the "Account") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Variable Annuity Account A as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 7, 2003

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ASSETS:

     Investments in securities, market value  (1)                               $        5,222,042
     Cash                                                                                  165,545
     Dividends and interest receivable                                                      14,834
     Due from affiliate                                                                    305,617
                                                                                  -----------------
                                                                                  -----------------

            Total assets                                                                 5,708,038
                                                                                  -----------------
                                                                                  -----------------

NET ASSETS                                                                      $        5,708,038
                                                                                  =================
                                                                                  =================

NET ASSETS REPRESENTED BY:
     Accumulation units - 422,312 units at $12.43                               $        5,250,832
     Reserves for annuities in course of payment                                           457,206
                                                                                  -----------------
                                                                                  -----------------

NET ASSETS                                                                      $        5,708,038
                                                                                  =================
                                                                                  =================

(1)  Cost of investments in securities:                                         $        5,178,482

See notes to financial statements.


GREAT-WEST VARIABLE ANNUITY ACCOUNT A

STATEMENT OF OPERATIONS
YEAR ENDING DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
     Interest                                                                      $          1,702
     Dividends                                                                              126,764
                                                                                     ---------------
                                                                                     ---------------

     Total income                                                                           128,466
                                                                                     ---------------
                                                                                     ---------------

EXPENSES:

     Administration                                                                          17,399
     Mortality risks                                                                         23,526
     Investment management and advisory services                                             28,355
     Expense risks                                                                            4,190
                                                                                     ---------------
                                                                                     ---------------

     Total expenses                                                                          73,470
                                                                                     ---------------
                                                                                     ---------------

NET INVESTMENT INCOME                                                                        54,996
                                                                                     ---------------
                                                                                     ---------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments                                                       (16,445)
     Change in net unrealized appreciation on investments                                  (733,133)
                                                                                     ---------------
                                                                                     ---------------

     Net realized and unrealized loss on investments                                       (749,578)
                                                                                     ---------------
                                                                                     ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $       (694,582)
                                                                                     ===============
                                                                                     ===============

See notes to financial statements.


GREAT-WEST VARIABLE ANNUITY ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                          2002            2001
                                                                      -------------   --------------
                                                                      -------------   --------------

OPERATIONS:
     Net investment income                                          $       54,996  $        55,124
     Net realized loss on investments                                      (16,445)         (77,541)
     Change in net unrealized appreciation on investments                 (733,133)        (132,658)
                                                                      -------------   --------------
                                                                      -------------   --------------

     Net decrease in net assets resulting from operations                 (694,582)        (155,075)
                                                                      -------------   --------------
                                                                      -------------   --------------

SHARE TRANSACTIONS:
     Surrenders                                                           (209,228)        (431,680)
     Annuity payments                                                     (112,351)        (120,774)
     Death payments                                                        (34,187)               0
     Adjustments to net assets allocated to reserves for annuities
     in course of payment                                                   65,777          245,612
                                                                      -------------   --------------
                                                                      -------------   --------------

     Net decrease in net assets resulting from share transactions         (289,989)        (306,842)
                                                                      -------------   --------------
                                                                      -------------   --------------

     Total decrease in net assets                                         (984,571)        (461,917)

NET ASSETS:
     Beginning of period                                                 6,692,609        7,154,526
                                                                      -------------   --------------
                                                                      -------------   --------------

     End of period                                                  $    5,708,038  $     6,692,609
                                                                      =============   ==============
                                                                      =============   ==============


OTHER INFORMATION:

SHARES:

     Redeemed during the year:
     Surrender                                                             (15,840)         (30,540)
     Death                                                                  (2,436)               0
                                                                      -------------   --------------
                                                                      -------------   --------------

     Net decrease                                                          (18,276)         (30,540)
                                                                      =============   ==============
                                                                      =============   ==============

See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Selected data for an accumulation unit for the periods indicated were as follows:

                                                             Year Ended December 31,
                                      ----------------------------------------------------------------
                                      ----------------------------------------------------------------
                                         2002         2001          2000         1999         1998
                                      -----------   ----------    ---------    ----------   ----------
                                      -----------   ----------    ---------    ----------   ----------
Unit Value, Beginning of Period     $    13.9968  $   14.3150   $  12.4020   $   11.9530  $   10.6610

Income from Investment Operations

Net investment income                     0.1544       0.1532       0.1605        0.1170       0.0840
Net realized and unrealized gain (loss)  (1.7177)     (0.4714)      1.7525        0.3320       1.2080
                                      -----------   ----------    ---------    ----------   ----------
                                      -----------   ----------    ---------    ----------   ----------

Total Income (Loss) From

Investment Operations o                  (1.5633)     (0.3182)      1.9130        0.4490       1.2920
                                      -----------   ----------    ---------    ----------   ----------
                                      -----------   ----------    ---------    ----------   ----------


Unit Value, End of Period           $    12.4335  $   13.9968   $  14.3150   $   12.4020  $   11.9530
                                      ===========   ==========    =========    ==========   ==========
                                      ===========   ==========    =========    ==========   ==========


Total Return                             (11.17%)      (2.22%)      15.42%         3.76%       12.12%

Net Assets, End of Period           $  5,250,832  $ 6,166,806   $ 6,744,185  $ 7,595,677  $ 8,576,279

Ratio of Expense to

Average Net Assets                         1.21%        1.27%        1.20%         1.22%        1.03%

Ratio of Net Investment Income to

Average Net Assets                         0.94%        0.86%        1.40%         0.82%        0.77%

Portfolio Turnover Rate                   37.55%       14.13%       15.42%        76.26%       51.93%


o Net investment income and realized and unrealized gains (losses) are reflected in the value of the accumulation units. Dividends are not declared from income and capital gains are not distributed.

Great-West Variable Annuity Account A

Financial Statements and Financial Highlights for the Years Ended December 31, 2002 and 2001

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Great-West Variable Annuity Account A (Variable Annuity Account A) is a separate and distinct investment fund established by The Great-West Life Assurance Company (Great-West Life). On December 31, 1991, Variable Annuity Account A was transferred to and the variable annuity contracts were reinsured by Great-West Life & Annuity Insurance Company (GWL&A), a wholly-owned subsidiary of Great-West Life. Variable Annuity Account A is registered as an open-end diversified management investment company under the Investment Company Act of 1940, and the registration under the Securities Act of 1933 of the group variable annuity contracts funded by Variable Annuity Account A became effective on November 27, 1968. Purchase payments were first placed in Variable Annuity Account A on January 3, 1969.

      Effective April 6, 1984, Great-West Life ceased issuing variable annuity contracts. Effective May 1, 1987, Great-West Life has not allowed new participants to be enrolled under existing variable annuity contracts and effective May 1, 1989, no additional contributions under existing variable annuity contracts are being accepted.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of Variable Annuity Account A.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Variable Annuity Account Committee (the "Committee"). Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Committee.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of specific identification.

      Dividend income is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      The Variable Annuity Account A investment income is applied to increase accumulation unit values. Under existing federal income tax rules, Variable Annuity Account A investment income is not taxed to the extent that it is applied to increase accumulation unit values. GWL&A reserves the right to charge the Variable Annuity Account A if such taxes are imposed in the future.

      Reserves For Annuities In Course of Payment

      Net assets allocated to reserves for annuities in course of payment are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by GWL&A and may result in additional amounts being transferred into the variable annuity account by GWL&A to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to GWL&A. At December 31, 2002, Variable Annuity Account A recorded a receivable from GWL&A of $311,389 to cover greater longevity of annuitants than expected.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      GWL&A provides administrative services to Variable Annuity Account A and has assumed mortality and expense risks of the contracts. Effective November 1, 1996, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, GW Capital Management, LLC, serves as investment adviser. A daily deduction of .003285% (an effective annual rate of 1.2064%) is made from the gross investment income of Variable Annuity Account A. This deduction, expressed on an annual basis, is broken down as follows: 0.2857% for administrative expenses, 0.3863% for mortality risks, 0.0688% for expense risks, and 0.4656% for investment management and advisory services.

      Contract benefit payments are advanced by GWL&A to contract holders on behalf of Variable Annuity Account A. Variable Annuity Account A reimburses GWL&A for these payments periodically.

      Certain officers of the Variable Annuity Account A are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Variable Annuity Account A receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,230,720 and $2,511,450, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. ACCUMULATION UNIT VALUES

          VALUATION             ACCUMULATION             VALUATION             ACCUMULATION
             DATE                UNIT VALUE                DATE                 UNIT VALUE
     ---------------------  ----------------------  --------------------  -----------------------
     January 3, 1969      $       1.00000000        December 31, 1973   $        .98798465
     March 28, 1969       $       1.07468400        March 29, 1974      $        .92504974
     June 27, 1969        $       1.07583259        June 28, 1974       $        .84636772
     September 30, 1969   $       1.04319336        September 30, 1974  $        .69582357
     December 31, 1969    $       1.05956294        December 31, 1974   $        .76438983
     March 31, 1970       $       1.05322327        March 31, 1975      $        .85484991
     June 30, 1970        $        .86337212        June 30, 1975       $        .94523691
     September 30, 1970   $        .98057690        September 30, 1975  $        .86720026
     December 31, 1970    $       1.08416020        December 31, 1975   $        .89703274
     March 31, 1971       $       1.28783953        March 31, 1976      $       1.02654318
     June 30, 1971        $       1.31417688        June 30, 1976       $       1.04254066
     September 30, 1971   $       1.34600160        September 30, 1976  $       1.02175714
     December 31, 1971    $       1.40624309        December 31, 1976   $       1.06312535
     March 31, 1972       $       1.50937876        March 31, 1977      $        .96668709
     June 30, 1972        $       1.46441659        June 30, 1977       $        .97779837
     September 29, 1972   $       1.41141921        September 30, 1977  $        .91543186
     December 31, 1972    $       1.43641768        December 31, 1977   $        .91330430
     March 30, 1973       $       1.14518173        March 31, 1978      $        .88025820
     June 29, 1973        $        .94975920        June 30, 1978       $        .94981303
     September 28, 1973   $       1.12752636        September 30, 1978  $       1.02175412



4.

ACCUMULATION UNIT VALUES (Continued)

          VALUATION             ACCUMULATION             VALUATION             ACCUMULATION
             DATE                UNIT VALUE                DATE                 UNIT VALUE
     ---------------------  ----------------------  --------------------  -----------------------
     December 31, 1978    $        .94566769        December 31, 1991   $        5.17489662
     March 31, 1979       $       1.03700469        March 31, 1992      $        5.00089395
     June 30, 1979        $       1.03384794        June 30, 1992       $        4.90045709
     September 30, 1979   $       1.07966980        September 30, 1992  $        4.94334533
     December 31, 1979    $       1.09861144        December 31, 1992   $        5.39680799
     March 31, 1980       $       1.02778990        March 31, 1993      $        5.70268053
     June 30, 1980        $       1.15888482        June 30, 1993       $        5.91443136
     September 30, 1980   $       1.24125856        September 30, 1993  $        6.20352631
     December 31, 1980    $       1.34937658        December 31, 1993   $        6.24551098
     March 31, 1981       $       1.34420316        March 31, 1994      $        6.07099873
     June 30, 1981        $       1.31151501        June 30, 1994       $        5.98373289
     September 30, 1981   $       1.21957549        September 30, 1994  $        6.21184797
     December 31, 1981    $       1.34034823        December 31, 1994   $        6.07070336
     March 31, 1982       $       1.22060069        March 31, 1995      $        6.43386353
     June 30, 1982        $       1.21747890        June 30, 1995       $        6.93539739
     September 30, 1982   $       1.32107048        September 30, 1995  $        7.34349110
     December 31, 1982    $       1.54829628        December 31, 1995   $        7.50058268
     March 31, 1983       $       1.72492408        March 31, 1996      $        7.97167430
     June 30, 1983        $       1.88999803        June 30, 1996       $        8.16277408
     September 30, 1983   $       1.85391985        September 30, 1996  $        8.36088935
     December 31, 1983    $       1.86959830        December 31, 1996   $        8.76699327
     March 31, 1984       $       1.77987261        March 31, 1997      $        9.10319430
     June 30, 1984        $       1.74123169        June 30, 1997       $        9.87479147
     September 30, 1984   $       1.89436321        September 30, 1997  $       10.11055595
     December 31, 1984    $       1.94021457        December 31, 1997   $       10.66148379
     March 31, 1985       $       2.11639231        March 31, 1998      $       10.99141808
     June 30, 1985        $       2.31593116        June 30, 1998       $       11.46520474
     September 30, 1985   $       2.17502453        September 30, 1998  $        9.63105524
     December 31, 1985    $       2.50415588        December 31, 1998   $       11.95317612
     March 31, 1986       $       2.92575544        March 31, 1999      $       12.29221948
     June 30, 1986        $       3.12894373        June 30, 1999       $       13.52815376
     September 30, 1986   $       2.79849885        September 30, 1999  $       12.49689723
     December 31, 1986    $       2.92996949        December 31, 1999   $       12.40218931
     March 31, 1987       $       3.45357315        March 31, 2000      $       12.53233074
     June 30, 1987        $       3.47692861        June 30, 2000       $       12.24858685
     September 30, 1987   $       3.58107036        September 30, 2000  $       13.38557109
     December 31, 1987    $       2.90927633        December 31, 2000   $       14.31497677
     March 31, 1988       $       3.03211290        March 31, 2001      $       13.73607754
     June 30, 1988        $       3.14170371        June 30, 2001       $       14.31362550
     December 31, 1988    $       3.24632490        September 30, 2001  $       12.85597815
     March 31, 1989       $       3.40048089        December 31, 2001   $       13.99677835
     June 30, 1989        $       3.66057985        March 31, 2002      $       15.05815490
     September 30, 1989   $       4.03595925        June 30, 2002       $       14.19273347
     December 31, 1989    $       4.16667314        September 30, 2002  $       11.81737430
     March 31, 1990       $       4.10420565        December 31, 2002   $       12.43353369
     June 30, 1990        $       4.40575331
     September 30, 1990   $       3.95067300
     December 31, 1990    $       4.09586804
     March 31, 1991       $       4.67731834
     June 30, 1991        $       4.46997251
     September 30, 1991   $       4.70629835                                   (Concluded)


Variable Annuity Account A

COMMON STOCK

AEROSPACE & DEFENSE --- 2.92%
      1,350 Lockheed Martin Corp                                          77,963
      3,200 Rockwell Collins                                              74,432
                                                                        $152,395

AUTO PARTS & EQUIPMENT --- 3.99%
      2,600 Johnson Controls Inc                                         208,442
                                                                        $208,442

BANKS --- 16.88%

      4,040 Bank One Corp                                                147,662
      2,900 Bank of America Corp                                         201,753
      5,500 Regions Financial Corp                                       183,480
      8,600 SouthTrust Corp                                              213,710
      3,700 Wachovia Corp                                                134,828
                                                                        $881,433

BUILDING MATERIALS --- 2.51%
      3,500 Vulcan Materials Co                                          131,250
                                                                        $131,250

CHEMICALS --- 2.40%

      2,500 PPG Industries Inc                                           125,375
                                                                        $125,375

COMPUTER HARDWARE & SYSTEMS --- 2.87%
      5,600 Dell Computer Corp*                                          149,744
                                                                        $149,744

ELECTRIC COMPANIES --- 5.39%
      4,300 Consolidated Edison Inc                                      184,126
      3,500 Constellation Energy Group                                    97,370
                                                                        $281,496

ELECTRONIC INSTRUMENT & EQUIP --- 1.27%
      3,200 Rockwell Automation Inc                                       66,272
                                                                         $66,272

ELECTRONICS - SEMICONDUCTOR --- 1.31%
      4,400 Intel Corp                                                    68,508
                                                                         $68,508

FOOD & BEVERAGES --- 1.94%
      1,500 Hershey Foods Corp                                           101,160
                                                                        $101,160

HOUSEHOLD GOODS --- 7.79%
      2,900 Kimberly-Clark Corp                                          137,663
      4,500 Leggett & Platt Inc                                          100,980
      5,900 Maytag Corp                                                  168,150
                                                                        $406,793

INSURANCE RELATED --- 11.52%
      4,100 Allstate Corp                                                151,659
      2,600 Hartford Financial Services Group Inc                        118,118
      3,800 Lincoln National Corp                                        120,004
      5,800 Torchmark Corp                                               211,874
                                                                        $601,655

LEISURE & ENTERTAINMENT --- 3.32%
     13,250 AOL Time Warner Inc*                                         173,575
                                                                        $173,575

OIL & GAS --- 7.85%
      2,424 Exxon Mobil Corp                                              84,695
      2,100 Schlumberger Ltd                                              88,389
      5,600 Sunoco Inc                                                   185,808
      2,200 Transocean Sedco Forex Inc                                    51,040
                                                                        $409,932

PHARMACEUTICALS --- 2.82%

      2,500 Bristol-Myers Squibb Co                                       57,875
      1,580 Merck & Co Inc                                                89,444
                                                                        $147,319

PRINTING & PUBLISHING --- 2.89%
      2,100 Gannett Co Inc                                               150,780
                                                                        $150,780

RESTAURANTS --- 4.08%

      6,600 Brinker International Inc*                                   212,850
                                                                        $212,850

RETAIL --- 7.53%

      4,400 Albertson's Inc                                               97,944
      6,000 Costco Wholesale Corp*                                       168,360
      5,300 Sears Roebuck & Co                                           126,935
                                                                        $393,239

TELEPHONE & TELECOMMUNICATIONS --- 1.30%
      2,500 SBC Communications Inc                                        67,775
                                                                         $67,775

TEXTILES --- 4.20%

      7,400 Liz Claiborne Inc                                            219,409
                                                                        $219,409

UTILITIES --- 5.22%

      5,000 Duke Energy Corp                                              97,700
      2,644 El Paso Corp                                                  18,402
      4,600 NICOR Inc                                                    156,538
                                                                        $272,640

TOTAL COMMON STOCK --- 100%                                           $5,222,042
(Cost $5,178,482)

TOTAL VARIABLE ANNUITY ACCOUNT A --- 100%                             $5,222,042
(Cost $5,178,482)



Legend

*  Non-income Producing Security
See Notes to Financial Statements

COMMITTEE MEMBERS AND OFFICERS OF THE ACCOUNT (UNAUDITED)

The Account is organized under Colorado law, and is governed by a Committee. The Committee is responsible for overall management of the Account's business affairs. The Committee Members meet at least four times during the year to, among other things, oversee the Account's activities, review contractual arrangements with companies that provide services to the Account, and review performance. The following table provides information about each of the Committee Members and officers of the Account.

----------------------------------------------------------------------------------------------------
                         INDEPENDENT* COMMITTEE MEMBERS

----------------------------------------------------------------------------------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)      Number of       Other
   and age       Held with      Office         during Past 5 Years       Portfolios   Directorships
                  Account     (Length of                                   in Fund       Held by
                             Time Served)                                  Complex      Committee
                                                                          Overseen       Member

                                                                              by

                                                                          Committee
                                                                           Members

--------------- ------------ ------------- ----------------------------- ------------ --------------
--------------- ------------ ------------- ----------------------------- ------------ --------------
Rex Jennings     Committee   March 22,     President Emeritus, Denver        43       Director,
(77)              Member     1988 to       Metro Chamber of Commerce                  Maxim Series
                             present                                                  Fund;
                                                                                      Trustee,
                                                                                      Orchard
                                                                                      Series Fund

--------------- ------------ ------------- ----------------------------- ------------ --------------
--------------- ------------ ------------- ----------------------------- ------------ --------------
Richard P.       Committee   April 30,     Retired Educator                  43       Director,
Koeppe (70)       Member     1987 to                                                  Maxim Series
                             present                                                  Fund;
                                                                                      Trustee,
                                                                                      Orchard
                                                                                      Series Fund

--------------- ------------ ------------- ----------------------------- ------------ --------------
--------------- ------------ ------------- ----------------------------- ------------ --------------
Sanford          Committee   March 19,     Attorney, Firm of Zisman,         43       Director,
Zisman (62)       Member     1982 to       Ingraham and Daniel, P.C.                  Maxim Series
                             present                                                  Fund;
                                                                                      Trustee,
                                                                                      Orchard
                                                                                      Series Fund;
                                                                                      Jones
                                                                                      Intercable,
                                                                                      Inc.
--------------- ------------ ------------- ----------------------------- ------------ --------------
----------------------------------------------------------------------------------------------------
                   INTERESTED* COMMITTEE MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------
--------------- ------------ -------------- --------------------------------------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)     Number of       Other
   and age       Held with      Office          during Past 5 Years      Portfolios   Directorships
                 Account     (Length of                                   in Fund       Held by
                             Time Served)                                  Complex      Committee
                                                                          Overseen       Member

                                                                              by

                                                                          Committee
                                                                           Member

--------------- ------------ -------------- ---------------------------- ------------ --------------
--------------- ------------ -------------- ---------------------------- ------------ --------------
*William T.      Committee   June 1, 2000   President and Chief              43       Director,
McCallum (60)   Member and   to present     Executive Officer of                      Maxim Series
                 President                  Great-West Life & Annuity                 Fund;
                                            Insurance Company;                        Trustee,
                                            President and Chief                       Orchard
                                            Executive Officer, United                 Series Fund;
                                            States Operations, The                    Director,
                                            Great-West Life Assurance                 Great-West
                                            Company (1990 to present);                Lifeco Inc.
                                            Co-President and Chief
                                            Executive Officer of
                                            Great-West Lifeco Inc.;
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ------------ --------------
--------------- ------------ -------------- ---------------------------- ------------ --------------
*Mitchell        Committee   June 1, 2000   Executive Vice President         43       Director,
T.G. Graye        Member     to present     and Chief Financial                       Maxim Series
(47)                                        Officer of Great-West Life                Fund;
                                            & Annuity Insurance                       Trustee,
                                            Company; Executive Vice                   Orchard
                                            President and Chief                       Series Fund
                                            Financial Officer, United
                                            States Operations, The
                                            Great-West Life Assurance
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, GW Capital
                                            Management, LLC; Director
                                            and Executive Vice
                                            President, Orchard Trust
                                            Company
--------------- ------------ -------------- ---------------------------- ------------ --------------
--------------- ------------ -------------- ---------------------------- ------------ --------------
*Graham          Treasurer   November 29,   Vice President, Corporate        43           None
McDonald (56)                2001 to        Finance and Investment
                             present        Operations, Great-West
                                            Life & Annuity Insurance
                                            Company; Treasurer, GW
                                            Capital Management, LLC,
                                            Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Orchard
                                            Series Fund; Director and
                                            President, Greenwood
                                            Investments, LLC
--------------- ------------ -------------- ---------------------------- ------------ --------------

----------------------------------------------------------------------------------------------------
                   INTERESTED* COMMITTEE MEMBERS AND OFFICERS
----------------------------------------------------------------------------------------------------
*Beverly A.      Secretary   April 10,      Vice President and               43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary, GW
                                            Capital Management, LLC,
                                            One Orchard Equities,
                                            Inc., Greenwood
                                            Investments, LLC,
                                            BenefitsCorp Equities,
                                            Inc., BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Orchard Series Fund, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ------------ --------------
* Refers to a Committee Member or officer who is an "interested person" of the
Account (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Account or GW Capital Management, LLC. A
Committee Member who is not an "interested person" of the Account is referred to as an "Independent Committee Member."

No Committee Member or officer of the Account receives any compensation from the Account.


Great-West   Variable   Annuity   Account  A,  Annual  Meeting  of  Participants
(Unaudited)


The Annual Meeting of Participants was held on May 13, 2002 at 8525 East Orchard Road, Greenwood Village, CO 80111 for the following purposes:

1. To elect five members of the Variable Annuity Account A Committee to serve until their successors are elected and qualified. The participants approved the election of each Committee Member. The votes cast in this matter were:

                                     FOR              AGAINST           ABSTAIN

Rex Jennings                         249023.72         0.00              0.00
Mitchell T.G. Graye                  249023.72         0.00              0.00
Sanford Zisman                       249023.72         0.00              0.00
Richard P. Koeppe, Ph.D.             249023.72         0.00              0.00
William Thomas McCallum              249023.72         0.00              0.00

These are the names of all Committee Members.

2. To ratify or reject Deloitte & Touche, LLP as independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 2002. The votes cast in this matter were:

         For                249023.72
         Against            0.00
         Abstain            0.00